UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 11, 2011
Date of Report (Date of Earliest Event Reported)

IntelGenx Technologies Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

6425 Abrams, Ville St- Laurent, Quebec, Canada H4S 1X9
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events - News Release

IntelGenx Announces FDA Approval of its High Dose Anti-Depressant CPI-300

IntelGenx Corp. ("IntelGenx", or “the Company”), today announced that the U.S. Food and Drug Administration (FDA) has approved IntelGenx' lead product, CPI-300, for patients with Major Depressive Disorder. CPI-300 is a novel, high-strength formulation of Bupropion hydrochloride (HCl), the active ingredient in Wellbutrin XL. CPI-300 is the only single dose 450 mg formulation of Bupropion HCl approved by the FDA.

Exhibit	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Dated: November 11, 2011	By: /s/ Horst Zerbe
Horst G.Zerbe
President and Chief
Executive Officer